UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

CID Holdco, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

CID HoldCo, Inc., a Delaware corporation (the “Company”), today confirms that it has been made aware of a complaint (the “Complaint”) filed by William Reny (“Plaintiff”), a greater than ten percent (10%) holder of the Company’s outstanding common stock, par value $0.001 per share, against See ID, Inc., a wholly-owned subsidiary of the Company (“See ID”), Charles Maddox and Ed Nabrotzky, each a director of See ID, and Does 1-20 (collectively with See ID, Mr. Maddox and Mr. Nabrotzky, the “Defendants”), in the District Court of Clark County, Nevada.

The Complaint alleges, among other things, (a) breach of Plaintiff’s employment agreement, and an implied covenant of good faith and fair dealing in respect thereof, by See ID by (i) terminating Mr. Reny’s employment for “cause,” (ii) not paying Plaintiff certain compensation and benefits, (iii) not permitting Plaintiff to transfer shares to a third party, and (iv) otherwise harming Plaintiff; (b) tortious interference with a contract, tortious interference with prospective economic advantage and conspiracy/concert of action by Messrs. Maddox and Nabrotzky with respect to a contract Plaintiff had with a third party to purchase a home by not permitting Mr. Reny to transfer shares to a third party; (c) conversion, failure to produce business records under NRS chapter 78 or unjust enrichment by one or more of the Defendants. Plaintiff seeks direct damages, interest, statutory damages and penalties, records production, injunctive relief as appropriate, an accounting, reasonable attorney’s fees and costs and punitive damages in excess of $50,000.00.

The Company and the Defendants intend to vigorously defend themselves against this litigation and to pursue available legal remedies. Except as required by law, the Company does not intend to comment further on this matter.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. These statements include, but are not limited to, statements regarding the Company’s intentions regarding its defense against such claims. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, including those related to the Company’s business, market conditions, regulatory and other developments, including with respect to the claims. These factors could cause actual results to differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID HoldCo, Inc.

Date: September 12, 2025	By:	/s/ Edmund Nabrotzky
Edmund Nabrotzky
President and Chief Executive Officer

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